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                             AMENDMENT NO. 3

                                  TO

                         PP&L RESOURCES, INC.

                 DIRECTORS DEFERRED COMPENSATION PLAN

	WHEREAS, PP&L, Inc. ("PP&L") adopted the Pennsylvania Power & Light Company Directors Deferred Compensation Plan ("Plan") effective January 26, 1972; and
	WHEREAS, PP&L Resources, Inc. ("Company") adopted the Plan as amended and restated effective April 26, 1995, and the Plan was subsequently amended by Amendment No. 1 and 2; and
	WHEREAS, the Company desires to further amend the Plan; NOW, THEREFORE, the Plan is hereby amended as follows:
  I. Effective January 1, 1998, Articles 2 and 6 are amended to read:
2.   Definitions.

	(n) "Mandatory Deferral Amount" means a portion of the retainer fee payable to the Participant equal to an amount established by resolution of the Committee from time to time, but in no event later than December 31 of the calendar year preceding the calendar year in which the retainer fee is payable to the Participant.

6.   Deferred Cash Compensation.

	(c) Any election to defer or change the amount of Cash Compensation to be deferred for any subsequent calendar year after the first calendar year of eligibility may be made by Participant not later than December 31 of the year preceding such calendar year by filing with the EBPB an election form; provided, however, that an election once made will be presumed to continue with respect to subsequent years unless changed or revoked by Participant. Participant, may, prior to December 31, 1994, elect to defer some or all of his Cash Compensation otherwise payable after July 1, 1995 to this Stock Account.


 II. Except as provided for in this Amendment No. 3, all other provisions of the Plan shall remain in full force and effect.
	IN WITNESS WHEREOF, this Amendment No. 3 is executed this
23rd day of February, 1998.

     PP&L RESOURCES, INC.


     By:   /s/John M. Chappelear
             John M. Chappelear
                 Chairman
        Employee Benefit Plan Board